Exhibit 10.2
SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT
This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated to be effective as of June 20, 2014 (this “Amendment”) is made among CONN’S, INC., a Delaware corporation (the “Parent”), CONN APPLIANCES, INC., a Texas corporation (“CAI”), CONN CREDIT I, LP, a Texas limited partnership (“CCI”), CONN CREDIT CORPORATION, INC., a Texas corporation (“CCCI”, together with CAI and CCI, individually, a “Borrower” and collectively, the “Borrowers”), the banks and other financial institutions identified as “Lenders” on the signature pages hereof (the “Lenders”) and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for the Lenders (“Agent”).
Background
A.    Parent, Borrowers, Agent and certain of the Lenders (“Existing Lenders”) have entered into a Second Amended and Restated Loan and Security Agreement, dated as of September 26, 2012, (as amended, modified or supplemented from time to time, the “Loan Agreement”). All capitalized terms used and not otherwise defined in this Amendment are used as defined in the Loan Agreement.
B.    Agent and Lenders have agreed to amend certain terms of the Loan Agreement subject to the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth and for other good and valuable consideration, Parent, Borrowers, Agent and Lenders hereto hereby agree as follows:
Agreement
1.Amendments to the Loan Agreement.
(a)    New Definitions. The following definitions are hereby added to Section 1.1 of the Loan Agreement in alphabetical order as follows:
HY Note Facility: Debt incurred by Parent pursuant to the HY Note Indenture to various noteholders with the following terms and conditions: (i) the aggregate maximum principal amount thereof does not exceed $350,000,000 at any time, (ii) the obligations of Parent or any other Person to repay such Debt are unsecured, (iii) no principal payments are required to be paid with respect thereto prior to June 1, 2022 other than principal payments which are required to be paid after acceleration of such Debt and principal payments due in connection with customary asset sale or change of control provisions,

(iv) interest payments are required to be paid with respect to such debt no more frequently than once during any six-month period at an interest rate not to exceed 9.5% per annum (excluding any increase as a result of a default under the HY Note Indenture).
HY Note Indenture: an Indenture to be entered into in respect of the HY Note Facility between Parent and an indenture trustee, containing customary terms.
(b)    Permitted Distribution. The definition of “Permitted Distributions” as set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:
Permitted Distribution: (a) Distributions declared and made by Parent or any of its Subsidiaries solely for the purpose of making, or permitting Parent to make, payments on account of obligations owed under the HY Note Facility which payments are permitted to be made under Section 10.2.8(c), and (b) other Distributions declared and made by Parent or any Borrower which are approved by Parent’s board of directors so long as (i) immediately before and after giving effect thereto, (A) no Default or Event of Default exists, (B) Availability is not less than the greater of (x) $75,000,000 and (y) 15% of the Borrowing Base in effect at the time of measurement, and (C) Fixed Charge Coverage Ratio is greater than 1.35:1.00, and (ii) projected Fixed Charge Coverage Ratio for the succeeding 6-month period after giving effect to declaring and making any such Distribution is greater than 1.35:1.00.
(c)    Refinancing Debt. The definition of “Refinancing Debt” as set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:
Refinancing Debt: Borrowed Money that is the result of an extension, renewal or refinancing of Debt permitted under Section 10.2.1(b), (d), (f), (j), (m) and (n), including any expenses and premiums in connection therewith.
(d)    Upstream Payments. The definition of “Upstream Payments” as set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:
Upstream Payment: (a) a Distribution by a Subsidiary of a Borrower to such Borrower, and (b) a Distribution by a Subsidiary of Parent to Parent solely for the purpose of providing Parent with the funds necessary to make payments with respect to the HY Note Facility which payments are permitted to be made under Section 10.2.8(c).
(e)    Permitted Debt. Clause (m) of Section 10.2.1 of the Loan Agreement is hereby deleted in its entirety and the following clauses (m), (n) and (o) are substituted therefor:

(m)    Debt incurred under the HY Note Facility so long as the net proceeds thereof are applied to the Obligations promptly after incurrence;
(n)     any guaranty of the Parent’s obligations under the HY Note Facility by any Subsidiary of Parent so long as the obligations under such guaranty are unsecured; and
(o)    Debt that is not included in any of the preceding clauses of this Section, is not secured by a Lien and does not exceed $20,000,000 in the aggregate at any time.
(f)    Section 10.2.8 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:
10.2.8    Restrictions on Payment of Certain Debt.
(a)    Make any payments (whether voluntary or mandatory, or a prepayment, redemption, repurchase, retirement, defeasance or acquisition) with respect to (i) any Subordinated Debt, except regularly scheduled payments of principal, interest and fees, but only to the extent permitted under any subordination agreement relating to such Debt (and a Senior Officer of Borrower Agent shall certify to Agent, not less than five Business Days prior to the date of payment, that all conditions under such agreement have been satisfied) and payments made to a Borrower in respect of a Permitted Originator Note; or (ii) any Borrowed Money (other than the Obligations and obligations under the HY Note Facility) prior to its due date under the agreements evidencing such Debt as in effect on the Closing Date (or as amended thereafter with the consent of Agent and Required Lenders).
(b)    Make any payment with respect to a Permitted ABS Transaction (other than payments made with the proceeds of the Securitized Contracts of the corresponding Permitted ABS Transaction) unless immediately before and after giving effect to any such repayment no Default or Event of Default exists and Availability exceeds the greater of (x) $40,000,000 and (y) 10.0% of the Borrowing Base then in effect.
(c)    Make any principal payments (whether voluntary or mandatory, or a prepayment, redemption, repurchase, retirement, defeasance or acquisition) with respect to the HY Note Facility unless immediately before and after giving effect to any such repayment (i) no Default or Event of Default exists and (ii) Availability exceeds the greater of (x) $92,500,000 and (y) 12.5% of the Borrowing Base then in effect.
(g)    Section 10.2.14 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

10.2.14    Restrictive Agreements. Become a party to any Restrictive Agreement, except a (a) Restrictive Agreement (i) in effect on the Closing Date; (ii) relating to secured Debt permitted hereunder, as long as the restrictions apply only to collateral for such Debt; or (iii) constituting customary restrictions on assignment in leases and other contracts, (b) the HY Note Indenture (as amended as permitted hereunder), and (c) any guaranty by any Subsidiary of Parent of Parent’s obligations under the HY Note Facility as permitted under Section 10.2.1(n).
(h)    Section 10.2.17 of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:
10.2.17    Affiliate Transactions. Enter into or be party to any transaction with an Affiliate, except (a) transactions contemplated by the Loan Documents; (b) payment of reasonable compensation to officers and employees for services actually rendered, and loans and advances permitted by Section 10.2.7; (c) payment of customary directors’ fees and indemnities; (d) transactions solely among the Parent or the Borrowers or any of their Subsidiaries which are Guarantors; (e) transactions with Affiliates that were consummated prior to the Closing Date, as shown on Schedule 10.2.17; (f) transactions with Affiliates in the Ordinary Course of Business, upon fair and reasonable terms fully disclosed to Agent and no less favorable than would be obtained in a comparable arm’s-length transaction with a non-Affiliate; (g) entry into a Permitted ABS Purchase Agreement, a Contract Allocation Agreement and Permitted Originator Notes and all transactions contemplated thereunder; and (h) entry into a guaranty of the HY Note facility as permitted under Section 10.2.1(n) and all transactions contemplated thereunder.
2.    Representations and Warranties; No Default. Each of the Parent and the Borrowers, hereby represents and warrants as of the effectiveness of this Amendment that:
(i)    no Default or Event of Default exists; and
(ii)    its representations and warranties set forth in Section 9 of the Loan Agreement (as amended hereby) are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date).
3.    Effectiveness. This Amendment (and the consents and waivers set forth herein) shall become effective, as of the date first set forth above upon receipt by the Agent of:
(a)    Executed counterparts hereof from Parent, the Borrowers and each of the Lenders; and

(b)    A reaffirmation of its obligations under the Guaranty, duly executed by each Guarantor.
4.    Binding Effect; Ratification
(a)    Upon the effectiveness of this Amendment and thereafter this Amendment shall be binding on the Agent, Parent, Borrowers and Lenders and their respective successors and assigns.
(b)    On and after the execution and delivery hereof, this Amendment shall be a part of the Loan Agreement and each reference in the Loan Agreement to “this Loan Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other Loan Document to the Loan Agreement shall mean and be a reference to such Loan Agreement as amended hereby.
(c)    Except as expressly amended hereby, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.
5.    Miscellaneous. (i) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS. EACH OF THE PARTIES TO THIS AMENDMENT AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER LOS ANGELES COUNTY, CALIFORNIA IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO THIS AMENDMENT OR ANY LOAN DOCUMENT AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.
(b)    All reasonable costs and expenses incurred by the Agent in connection with this Amendment (including reasonable attorneys’ costs) shall be paid by the Borrowers.
(c)    Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.
(d)    This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
PARENT:

CONN’S, INC.,
a Delaware corporation

By: /s/ Brian E. Taylor
Name:    Brian E. Taylor

Title:	Vice President, Chief Financial Officer and Treasurer

BORROWERS:

CONN APPLIANCES, INC.,
a Texas corporation

By: /s/ Brian E. Taylor
Name:     Brian E. Taylor
Title:    Chief Financial Officer

CONN CREDIT I, LP,
a Texas limited partnership

By:    Conn Credit Corporation, Inc.,
a Texas corporation,
its sole general partner

By: /s/ Brian E. Taylor
Name:     Brian E. Taylor
Title:     Chief Financial Officer and Treasurer

CONN CREDIT CORPORATION, INC.,
a Texas corporation

By: /s/ Brian E. Taylor
Name:    Brian E. Taylor
Title:    Chief Financial Officer and Treasurer

AGENT AND LENDERS:

BANK OF AMERICA, N.A.,
as Agent and Lender

By: /s/ Carlos Gil
Name: Carlos Gil
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A.

By: /s/ Timothy J. Whitefoot
Name: Timothy J. Whitefoot
Title: Authorized Officer

REGIONS BANK

By: /s/ Dan Clubb
Name:     Dan Clubb
Title: Vice President

UNION BANK, N.A.

By: /s/ Nadia Mitevska
Name:     Nadia Mitevska
Title: Vice President

CAPITAL ONE, N.A.

By: /s/ Anita G. Kennedy
Name:      Anita G. Kennedy
Title:     Sr. Vice President

COMPASS BANK

By: /s/ Michael Sheff
Name:      Michael Sheff
Title:     SVP

AMEGY BANK

By: /s/ Mark L. Wayne
Name:      Mark L. Wayne
Title:     SVP

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By: /s/    Daniel McCarthy
Name:     Daniel McCarthy
Title:     Vice President

SYNOVUS BANK

By: /s/ David W. Bowman
Name:      David W. Bowman
Title:     Senior Vice President

WHITNEY BANK

By: /s/ Margaret Ceconi
Name: Margaret Ceconi
Title:     Vice President
AMALGAMATED BANK

By: /s/ Michael LaManes
Name:     Michael LaManes
Title: First Vice President

COLE TAYLOR BANK

By: /s/ Pavo Hrkac
Name:     Pavo Hrkac
Title:     Assistant Vice President
CATHAY BANK

By: /s/ Humberto Campos
Name: Humberto Campos
Title:     Vice President

ISRAEL DISCOUNT BANK OF NEW YORK

By: /s/ Jeffrey S. Ackerman
Name:      Jeffrey S. Ackerman
Title:     Senior Vice President

By: /s/ Eric Serenkin
Name:      Eric Serenkin
Title:     SVP

GREEN BANK, N.A.

By: /s/ James C. Chilton
Name:     James C. Chilton
Title:     Executive Vice President

CITY NATIONAL BANK

By: /s/ David Knoblauch
Name:     David Knoblauch
Title: Vice President

BOKF, NA DBA BANK OF TEXAS

By: /s/ Marian Livingston
Name:     Marian Livingston
Title: Senior Vice President